Exhibit q

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to ICAP Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Robert P.Mulhearn______

Director

August 28, 2006

Robert P. Mulhearn

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to ICAP Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/_Peter Meenan____

______

Director

August 28, 2006

Peter Meenan

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to ICAP Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Lawrence Glacken________

Director

August 28, 2006

Lawrence Glacken

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to ICAP Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Susan B. Kerley___________

Director

August 28, 2006

Susan B. Kerley

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Arphiela Arizmendi, Christopher O. Blunt, Marguerite E. H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to ICAP Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Brian A. Murdock________

Director

August 28, 2006

Brian A. Murdock